UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2019

_________________________

Salisbury Bancorp, Inc.

(Exact name of registrant as specified in its charter)

_________________________

Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former name or former address, if changed since last report)

_________________________

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Section 5.	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective May 15, 2019, the term of Louis E. Allyn II, as a director of Salisbury Bancorp, Inc. (the “Company”) and its subsidiary, Salisbury Bank and Trust Company (the “Bank”) ended and Mr. Allyn has decided not to be nominated to serve for another term. Mr. Allyn, age 71, has served on the Board of Directors of the Company and the Bank since 2004.

(b) Effective May 15, 2019, the term of Michael A. Varet, as Board Chair of the Company and the Bank ended and Mr. Varet has decided not to be nominated to serve as Chair for another term. Mr. Varet, age 77, has served on the Board of Directors of the Company since 1998 and the Bank since 1997. Mr. Varet continues to serve as a Director of the Company and the Bank.

(b) Effective immediately following the Annual Meeting of Shareholders on May 15, 2019, the Board of Directors elected David B. Farrell as Board Chair of Salisbury Bancorp, Inc. (the “Company”) and its subsidiary, Salisbury Bank and Trust Company (the “Bank”). Mr. Farrell, age 63, has served on the Board of Directors of the Company and the Bank since 2012. Mr. Farrell’s education and experience in the retail and financial services industries, his prior experience as a director of another financial institution, and his extensive background in accounting and financial oversight provide valuable skills and attributes for service as Board Chair.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Shareholders (“Annual Meeting”) of the Company, was held on Wednesday, May 15, 2019. On the record date of March 15, 2019, there were 2,806,781 shares issued, outstanding and eligible to vote, of which 2,364,544 shares, or 84.24%, were represented at the Annual Meeting either in person or by proxy.

The results of matters voted upon are presented below:

1.	Three (3) directors were elected by the shareholders to serve as directors of Salisbury for a three-year term, who along with the eight (8) directors whose terms do not expire at this meeting, will constitute the full Board of Directors of Salisbury:

	Term	Votes For	Votes Withheld	Broker Non-votes
David B. Farrell	3 years	1,598,897	31,481	734,166
Michael D. Gordon	3 years	1,603,184	27,194	734,166
Michael A. Varet	3 years	1,591,596	38,782	734,166

2.	The ratification of the appointment of Baker Newman & Noyes, P.A., LLC as the independent registered public accounting firm for Salisbury for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-votes
2,348,245	14,218	2,081	-

3.	The non-binding advisory vote on the compensation of the named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-votes
1,543,621	37,230	49,527	734,166

4.	The non-binding advisory vote on the frequency of voting on the compensation of the named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-votes
1,448,774	25,225	104,308	52,071	734,166

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: May 16, 2019	By:	/s/ Richard J. Cantele, Jr. Richard J. Cantele, Jr. President and Chief Executive Officer